Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Statement Summary
Page
1 Contents 1
2 Distribution Summary 2
3 Bond Interest Information 3 - 4
4 Collection Account Activity 5
5 Collateral Information 6 - 8
6 Account Information 9
7 Delinquency Information 10 - 11
8 Additional Reporting
Deal Information:
Seller: Wachovia Bank, National Association Closing Date:
Depositor: Wachovia Asset Securitization, Inc. First Payment Date:
Servicer: Wachovia Bank, National Association Collateral Collection Period:
Owner Trustee: Wilmingron Trust Company
Indenture Trustee: Wells Fargo Bank Minnesota, National Association Distribution Date:
Enhancer: Financial Guaranty Insurance Company Last Distribution Date:
Next Distribution Date:
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Contents
12
2/27/2006
4/25/2006
3/26/2003
4/25/2003
February 2006
3/27/2006
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Totals
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
770,365.37 15,613,622.02 15,650,484.12 770,365.37 0.00 0.00
Certificate
n/a 0.000000% 0.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
4.870630%
A-2
A-1
92975QAA8
92975QAB6 4.650000%
Cusip
404.36401530
Original
Certificate
Balance
1,000,000,000.00
1.46244990
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
404,364,015.33
404.36401533
40,436,401.53
12.88999041
1,288,999.04
Interest
1,531,839.17
1.53183917
146,244.99
12.88999040
Unpaid
Principal
Amount
0.00
0.00
Principal
12,889,990.41
Total
Distribution
14,421,829.58
14.42182958
14.35244030
Balance
391.47402492
39,147,402.49
391.47402490
Certificate
391,474,024.92
1,100,000,000.00
444,800,416.86
2,448,449.53
14,178,989.45
0.00
16,627,438.98
430,621,427.41
1,435,244.03
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated September 25, 2002
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
- - - -
n/a
n/a
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
A-1
A-2
Certificate n/a
Moody's
Margin
0.29000%
Accrual
0.00000%
Aaa AAA
Aaa AAA
- -
Cusip
92975QAA8
92975QAB6
4.58063%
4.65000%
Period
28/360
28/360
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Bond Interest Information
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Class
A-2
1,531,839.17 A-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975QAA8 0.00 0.00
92975QAB6 146,244.99 0.00 0.00
0.00
0.00
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Collection Activity
0.00
0.00
2,695,904.12
2,695,904.12
0.00
0.00
21,468,911.90
0.00
0.00
(7,289,922.45)
14,178,989.45
16,874,893.57
0.00
0.00
0.00
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
2,490,750.61
460,450,900.98
446,235,049.43
36,862.10
Collateral Information
15,650,484.12
15,613,622.02
0.00
36,862.10
31.294%
17.429%
12,754,172.93
1,100,011,119.68
22,971
4.407%
233
8.843%
183
50
43.615%
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Collateral Graphs
WAM
0
25
50
75
100
125
150
175
200
225
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
CUMULATIVE LOSSES
0.00
500,000.00
1,000,000.00
1,500,000.00
2,000,000.00
2,500,000.00
3,000,000.00
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Collateral Graphs
Gross CPR
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Net CPR
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Draw Rate
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Additional Account Activity
0.00
0.00
0.00
0.00
0.00
0.00
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
#
$
1,488,264.34
$
%
$
#
#
25 2,059,831.81
74
29
13
Delinquency Information
0.366%
442,219.22
409,534.41
303,502.46
6
6
1
19
151,804.97
1,634,162.51
4,429,487.91
%
0.334%
0.993%
0.099%
0.092%
0.068%
0.034%
0.00 0
%
0.462%
0.000%
- Page 10 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Delinquency Graphs
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
30-59 Days 60-89 Days 90-119 Days
120-149 Days 150-179 Days 180+ Days
FORECLOSURES and REO's
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Apr-
05
M
ay
-0
5
Jun
-0
5
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Foreclosures REO
- Page 11 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 03/27/06
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses to Certificateholders
Additional Balance Increase Amount payable
Total Fees from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No) Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
9.1%
Yes
Yes
3.992%
3.099%
3.181%
90.9%
Additional Reporting Items
0.00
0.226%
Amortization Period
191,854.54
55,600.05
0.00
0.00
0.00
247,454.59
No
Yes
No
Additional Information
6,337,758.65
0.00
0.00
Yes
0.00
No
No
0.00
0.00
- Page 12 -